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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 10, 1998

                          FPA Medical Management, Inc.
               (Exact name of Registrant as Specified in Charter)

        Delaware                       0-24276            33-0604264
(State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                           3636 Nobel Drive, Suite 200
                           San Diego, California 92122
                    (Address of Principal Executive Offices)

                                 (619) 453-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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   Item 5. Other Events.

        On June 10, 1998, FPA Medical Management, Inc ("FPA") issued a press release announcing the execution of an amendment, waiver and agreement with its senior lenders. A copy of that press release and the Seventh Amendment, Waiver and Agreement dated as of June 8, 1998 are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

    Item 7. Financial Statements and Exhibits

     (c)     Exhibits:

       99.1  Press Release of FPA Medical Management, Inc. dated June 10, 1998.

       99.2  Seventh Amendment, Waiver and Agreement dated June 8, 1998.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         FPA MEDICAL MANAGEMENT, INC.

                                         /s/ James A. Lebovitz
                                         ---------------------
                                         By: James A. Lebovitz
                                         Its: Executive Vice President,
                                         General Counsel and Secretary

Dated:  June 16, 1998


                                INDEX TO EXHIBITS

       99.1  Press Release of FPA Medical Management, Inc. dated June 10, 1998.

       99.2  Seventh Amendment, Waiver and Consent dated June 8, 1998.




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